CONDENSED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Dec. 31, 2015	Dec. 31, 2014
Operating expenses:
Research and development	$ 323	$ 815	$ 2,303	$ 3,691
General and administrative	707	1,028	3,764	3,307
Total operating expenses	1,030	1,843	6,067	6,998
Loss from operations	(1,030)	(1,843)	(6,067)	(6,998)
Other income (expense):
Gain on change in fair value of derivative liability	538	0	181	0
Interest income (expense), net	2	0	0	4
Loss before provision for income taxes	(490)	(1,843)	(5,886)	(6,994)
Provision for income taxes	0	0	0	0
Net loss	$ (490)	$ (1,843)	$ (5,886)	$ (6,994)
Net loss per common share, basic and diluted (in dollars per share)	$ (0.01)	$ (0.06)	$ (0.17)	$ (0.23)
Weighted average shares outstanding (in shares)	41,762,356	33,300,379	35,378,329	30,413,042